UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[  ] Preliminary Information Statement

[  ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

ProFrac Holding Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROFRAC APF Hongs Company P.Q. BOX B016,CARY, NC27512-9203 Your vote matters! Scan QR for digital voting ProFrac Holding Corp. Annual Meeting of Stockholders Thursday, May 30, 2024 at 9:00 AM, Central Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/ACDC for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ACDC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ACDC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting you must make this request on or before May 20, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 30, 2024 Stockholders of record as of April 1, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ACDC Call: 1-866-648-8133 Email: paper@investorelections.com *requesting material by-ma,please send a blank-with the 12 digit control numbered below in the subject line. No other requests, instructions Rother inquiries should be included with your e-mail requesting material Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 Beta NXT, Inc. or its affiliates. All Rights Reserved

PROFRAC APF Holdings Company THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ON PROPOSALS 1, 2 AND 3 1. ProFrac Holding Corp. Annual Meeting of Stockholders PROPOSAL To olect the six (6) nominees identified in the accompanying Proxy Statement to serve as directors for the ensuing year; 1.01 Matthew D. Wiks 1.02 Theresa Globock 1.03 Gerald Haddock 1.04 Sergei Krylov 1.05 Stacy Nieuwoudt 1.06 James C. Randle, Jr. 2 To determine, in a non-binding advisory vote, to approve the compensation of our named executive officers; 3. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of ProFrac Holding Corp. for the fiscal year anding December 31, 2024; and 4. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof